SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  October 24, 2002



                                   ATNG, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


Texas                            000-28519                  76-0510754
----------------------           ----------                 -----------------
(State or other                 (Commission File No.)       (IRS Employer
jurisdiction of                                             Identification  No.)
incorporation)


         3435 Wilshire Blvd., Suite 2040, Los Angeles, California 90010
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (213) 401-2031
                                                           --------------


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None.


ITEM 5. OTHER EVENTS

     None.


ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

        Robert Gates declined to be appointed CEO and Director.


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

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

     Financial Statements:    None

     Exhibits:                None


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 24, 2002                 ATNG, Inc.


                                       By: /s/ Tag Chong Kim
                                           -----------------------------------
                                           Tag Chong Kim, Chairman & CEO




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